UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): December 21, 2007


                           COUGAR BIOTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

               000-51473                              20-2903204
        (Commission File Number)           (IRS Employer Identification No.)

                         10990 Wilshire Blvd, Suite 1200
                              Los Angeles, CA 90024
               (Address of principal executive offices) (Zip Code)

                     (310) 943-8040 (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

      (a)   Closing of Private Placement

      On December 14, 2007, Cougar Biotechnology, Inc. (the "Company") entered into a securities purchase agreement (the "Purchase Agreement") with various institutional investors relating to the sale in a private placement of an aggregate of 3,000,000 shares of its common stock at a price of $29.00 per share, the terms of which were disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2007. On December 21, 2007, the Company completed the sale of the shares as contemplated under the Purchase Agreement.

      (b)   Initiation of Phase I Trial for CB3304

      On December 21, 2007, the Company issued a press release relating to the enrollment of the first patient in a Phase I trial of the Company's drug candidate CB3304 (noscapine). A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits.

      99.1  Press Release dated December 21, 2007.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    COUGAR BIOTECHNOLOGY, INC.



Date:  December 21, 2007            By:   /s/ Charles R. Eyler
                                        --------------------------------------
                                          Charles R. Eyler
                                          Treasurer and Vice President, Finance


                                       2
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                    INDEX TO EXHIBITS FILED WITH THIS REPORT

Ex. No.     Description
-------     -----------

   99.1     Press Release dated December 21, 2007.